Leases - Finance Leases (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Finance lease liabilities, including current portion (see Note 10 - Borrowings)	$ 325,784	$ 468,414
Finance leases [Member]
2025	36,936
2026	36,535
2027	36,108
2028	35,812
2029	51,727
2030 and thereafter	277,431
Total	474,549
Finance lease liabilities, including current portion (see Note 10 - Borrowings)	325,784
Discount based on incremental borrowing rate	$ 148,765